COUSINS PROPERTIES INCORPORATED	Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

At December 31, 2022, the Registrant had the following subsidiaries:

Subsidiary	State of Incorporation
101 South Tryon GP, LLC	Delaware
1230 Peachtree Associates LLC	Georgia
5950 Sherry Property, LLC	Delaware
Austin 300 Colorado Investor, LLC	Georgia
Austin 300 Colorado Project GP, LLC	Texas
Austin 300 Colorado Project, LP	Texas
Cousins 100 Mill Investor LLC	Georgia
Cousins 1200 Peachtree LLC	Georgia
Cousins 27 8th Street LLC	Georgia
Cousins 200 East Bland LP	Georgia
Cousins 200 South Coll. LP	Georgia
Cousins 222 S. Mill, LLC	Delaware
Cousins 3rd & Colorado LLC	Georgia
Cousins 3rd and W Peachtree LLC	Georgia
Cousins 3WP Consulting LLC	Georgia
Cousins 3WP Holdings LLC	Georgia
Cousins 3060 Peachtree Sub, LLC	Delaware
Cousins 550 South Caldwell, LP	Delaware
Cousins 715 Ponce LLC	Georgia
Cousins 725 Ponce LLC	Georgia
Cousins 8th and West Peachtree LLC	Georgia
Cousins 84 Twelfth Investor LLC	Georgia
Cousins Acquisitions Entity LLC	Georgia
Cousins Avalon 10000 LLC	Delaware
Cousins Avalon 8000 LLC	Delaware
Cousins Bland Street Land GP LLC	Georgia
Cousins Bland Street Land LP	Georgia
Cousins CH Holdings LLC	Georgia
Cousins CH Investment LLC	Georgia
Cousins Colorado Investor LLC	Georgia
Cousins Colorado Land LLC	Georgia
Cousins Decatur Development LLC	Georgia
Cousins Employees LLC	Georgia
Cousins Fareground Beverage Company, LLC	Texas
Cousins Fareground Holding Company, LLC	Texas
Cousins Fareground Management Company, LLC	Texas
Cousins Fareground TRS, LLC	Texas
Cousins FTC Charlotte LP	Georgia
Cousins FTC Holding LLC	Georgia
Cousins Fund II Buckhead, LLC	Delaware

Cousins Fund II Phoenix I, LLC	Delaware
Cousins Fund II Phoenix II, LLC	Delaware
Cousins Fund II Phoenix III LLC	Delaware
Cousins Fund II Phoenix IV, LLC	Delaware
Cousins Fund II Phoenix V, LLC	Delaware
Cousins Fund II Tampa II, LLC	Delaware
Cousins Fund II Tampa III, LLC	Delaware
Cousins Heights Union LLC	Georgia
Cousins International Plaza I, LLC	Delaware
Cousins International Plaza II, LLC	Delaware
Cousins International Plaza III, LLC	Delaware
Cousins International Plaza V Land, LLC	Delaware
Cousins International Plaza VI Land, LLC	Delaware
Cousins NC Gen Partner LLC	Georgia
Cousins Neuhoff Investor LLC	Georgia
Cousins Northpark 400 LLC	Georgia
Cousins Northpark 500/600 LLC	Georgia
Cousins One Capital City Plaza, LLC	Delaware
Cousins - One Congress Plaza, LLC	Delaware
Cousins Phoenix VI, LLC	Delaware
Cousins Properties Foundation Inc	Georgia
Cousins Properties LP	Delaware
Cousins Properties Office Fund II, L.P.	Delaware
Cousins Properties Sub, Inc.	Maryland
Cousins Railyard LP	Georgia
Cousins Realty Services LLC	Delaware
Cousins Research Park V LLC	Georgia
Cousins - San Jacinto Center LLC	Delaware
Cousins - San Jacinto Center Mezzanine, LLC	Delaware
Cousins Spring & 8th Streets LLC	Georgia
Cousins Spring & 8th Streets Parent LLC	Georgia
Cousins Tampa Sub, LLC	Delaware
Cousins TBP, LLC	Delaware
Cousins Tremont Doggett LP	Georgia
Cousins Tower Place 200 LLC	Delaware
Cousins TRS Austin Amenities, LLC	Delaware
Cousins TRS Services LLC	Georgia
Cousins Victory Investment LLC	Georgia
Cousins W. Rio Salado, LLC	Delaware
CP - Forsyth Investments LLC	Georgia
CPI Services LLC	Georgia
Domain Junction 2 LLC	Delaware
Domain Junction 7 LLC	Delaware
Domain Junction 8 LLC	Delaware
Meridian Mark Plaza, LLC	Georgia
Murphy GP LLC	Georgia
Murphy Subsidiary Holdings Corporation	Maryland

Terminus Venture T100 LLC	Delaware
Terminus Venture T200 LLC	Delaware
Tier BT Inc	Delaware
Tier Business Trust	Maryland
Tier GP Inc	Delaware
Tier Operating Partnership LP	Texas
TR 3354 Office Member LLC	Delaware
TR Domain 10 LLC	Delaware
TR Domain 11 LLC	Delaware
TR Domain 12 LLC	Delaware
TR Domain 9 LLC	Delaware
TR Domain LLC	Delaware
TR Domain Point Member LLC	Delaware
TR Legacy Circle LLC	Delaware
TR Legacy Member LLC	Delaware
TR Terrace GP LLC	Delaware
TR Terrace LP	Delaware
Two Briarlake Plaza GP LLC	Delaware
Two Briarlake Plaza LP	Delaware

At December 31, 2022, the financial statements of the following entities were consolidated with those of the Registrant in the consolidated financial statements incorporated herein:

Subsidiary	State of Incorporation
3354 Office/Condo, LLC (95% owned by Registrant)	Delaware
HICO 100 Mill LLC (90% owned by Registrant)	Delaware
HICO Victory Center LP (75% Owned by Registrant)	Delaware
TR 3354 Office LLC (95% owned by Registrant)	Delaware
TR Domain Point LLC (96.5% owned by Registrant)	Delaware
TR Legacy Town Center LLC (95% owned by Registrant)	Delaware

The names of particular subsidiaries have been omitted because, when considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.